UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

 (Address of principal executive offices)

(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2011

(Unaudited)

September 30, 2011

Dear Fellow Shareholder:

The Adirondack Small Cap Fund’s NAV at September 30 was $12.99, down 20.7% from fiscal year end at March 31.  During the same period, our benchmark, the Russell 2000® Value Index (RUJ), was down 23.6%.  Since inception in April 2005, the Fund has posted annualized returns of 6.0% versus 0.8% for the RUJ.  While we are pleased that we outperformed our benchmark, we recognize this brings little comfort to our investors in a difficult market.

The third quarter of 2011 saw concern over debt, debt and more debt – both within the U.S. and in Europe.  The world’s financial markets are clearly anxious as the high wire act of reducing the size of the public sector without impeding economic growth is difficult to watch.  A financial pundit on CNBC recently commented, “The U.S. remains the best house in a tough neighborhood.”  Well said.

The Fund’s better performance versus the index over the past six months can be attributed to the following factors: (1) the Fund continues to be underweight in Financials and Consumer Discretionary, while being overweight in lower beta sectors Staples and Healthcare, and (2) the crisis in Europe and the potential for slower growth in China has steered us towards increasing the prominence of less cyclical names in the portfolio.

Focusing on out-of-favor companies and industries is a core tenant of our investment philosophy.  We remain vigilant about the relative risk/reward of all the Fund’s holdings.  Constantly, we ask ourselves the question of “What do we see that the market is missing?”  The Fund’s strong performance in 2009 and 2010 is primarily due to the tough choices made during the market meltdown in 2008.  The opportunities we see today are similar to those we saw then.

Presently, the markets are highly correlated with investors showing little tolerance for the natural bumps in the road that come with investing in smaller companies. Great companies that posted less than stellar quarterly earnings are tossed in the same rubbish heap as poorly managed ones.  History has repeatedly shown that skittish markets like these represent a tremendous opportunity for investors with patience and conviction.  Despite the market’s recent decline and volatility, we maintain a high degree of conviction in our portfolio companies. In general, our positions continue to generate ample cash flow, which provide investment yields well in excess of those offered in other asset classes.

By way of example, take Coca Cola Bottling Co. Consolidated (COKE), a top holding of the Fund; it’s not the real thing (The Coca Cola Company), but a close relative.  COKE performs the mundane task of bottling and distributing beverage products throughout the Southeastern region of the U.S.  Over the past nine years it paid down debt by approximately $300 million dollars (35% of Outstanding) while paying roughly $90 million dollars in dividends from its remarkably consistent cash flows. During this time, COKE’s revenues have steadily grown while generating returns on equity north of 20%.  COKE’s free cash flow (FCF) yield is more than 10%, which compares quite favorably to large-cap investment alternatives like The Coca Cola Company (6%) or long-term U.S. treasuries (2-3%). Nonetheless, during this time the market has failed to notice, as evidenced by COKE’s considerable underperformance relative to the RUJ.  We suspect limited research coverage (one analyst) has afforded us this opportunity.  We think COKE could either increase the dividend or make highly accretive share buybacks over the next several years without straining finances.  Furthermore, there’s the realistic possibility that its largest shareholder (The Coca Cola Company) steps up and purchases COKE like it did recently with the largest bottler in North America (Coca Cola Enterprises).  For these reasons, we believe COKE offers excellent risk/reward in this very challenging market.

In closing, we are pleased to report that, effective August 1, 2011, the Fund’s Board of Trustees approved a reduction in the Fund’s expense cap from 1.49% to 1.48% for the next twelve months. We hope to make this lower expense ratio permanent as the fund grows and economies of scale are realized.  As always, we are grateful that you have chosen to invest alongside us in the Adirondack Small Cap Fund.

Regards,

Matt Reiner, CFA®

Greg Roeder, CFA®

Portfolio Manager

Portfolio Manager

mreiner@adirondackfunds.com

groeder@adirondackfunds.com

Performance Table

	YTD	1yr	3yr*	5yr*	Since Inception*
The Adirondack Small Cap Fund	(15.5%)	(1.0%)	10.5%	3.7%	6.0%
Russell 2000® Value Index	(18.5%)	(6.0%)	(2.8%)	(3.1%)	0.8%
Peer Group**	(18.3%)	(5.9%)	0.5%	(1.5%)	NA

* Annualized. Fund commenced operations on April 6, 2005

** Data obtained from Wall Street Journal.  Peer data from inception is not available.

Past performance is not an indication of future returns.  This fund may not be appropriate for all investors, and determining whether it may be appropriate for you can only be accomplished by individual consideration of your goals and risk profile.  The information above is believed to be true, but we cannot guarantee its accuracy. Please consider the investment objectives, risks, charges and expenses of The Adirondack Small Cap Fund before investing.  For a prospectus containing details on risks, fees and expenses, please visit www.adirondackfunds.com  or call 1-888-686-2729.  Read it carefully before you invest.

The Adirondack Small Cap Fund – September 30, 2011 Shareholder Update

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS, as a Percentage of the Fund’s Net Assets

                 SEPTEMBER 30, 2011 (Unaudited)

1.	Knight Capital Group	2.98%
2.	Cal-Maine Foods, Inc.	2.33%
3.	Smart Balance, Inc.	2.22%
4.	Owens & Minor, Inc.	2.13%
5.	Tellabs, Inc.	2.12%
6.	Unisource Energy Corp.	2.09%
7.	Trinity Biotech Plc.	2.01%
8.	CTS Corp.	1.99%
9.	GFI Group, Inc.	1.99%
10.	Assured Guaranty Ltd.	1.98%

THE ADIRONDACK SMALL CAP FUND

GRAPHICAL ILLUSTRATION

SEPTEMBER 30, 2011 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	The Adirondack Small Cap Fund
	Schedule of Investments
	September 30, 2011 (Unaudited)

Shares		Value

COMMON STOCKS - 88.43%

Accident & Health Insurance - 1.28%
153,900	CNO Financial Group, Inc.*	$ 832,599

Agriculture Production - Crops - 2.14%
38,500	Dole Food Company, Inc.*	385,000
43,474	Fresh Del Monte Produce, Inc. (Cayman Islands)	1,008,597
		1,393,597
Agriculture Production - Livestock & Animal Specialties - 2.33%
48,178	Cal-Maine Foods, Inc.	1,514,235

Ball & Roller Bearings - 1.03%
133,264	NN, Inc.*	672,983

Biotechnology Research & Products - 2.01%
142,529	Trinity Biotech Plc. (Ireland)	1,305,566

Bottled & Canned Soft Drinks Carbonated Waters - 1.78%
20,859	Coca-Cola Bottling Co.	1,156,840

Business Services, NEC - 1.38%
28,346	Keynote Systems, Inc.	598,951
95,442	Spark Network, Inc.*	300,642
		899,593
Calculating & Accounting Machines (No Electronic Computers) - 1.50%
57,891	NCR Corp.*	977,779

Cogeneration Services & Small Power Producers - 0.99%
42,500	Covanta Holding Corp.	645,575

Commercial Banks - 1.79%
102,643	First Merit Corp.	1,166,024

Commercial Physical & Biological Research - 1.22%
281,353	Albany Molecular Research, Inc.*	793,415

Computer Communications Equipment - 0.99%
240,000	Steel Excel, Inc.*	643,200

Computer Peripheral Equipment, NEC - 1.22%
184,000	Brocade Communications Systems, Inc.*	794,880

Computer Processing & Data Preparation - 0.36%
190,788	Ipass, Inc.*	234,669

Computer Programming, Data Processing, Etc. - 0.46%
353,182	Autobytel, Inc*	299,640

Computer Programming Services - 1.22%
68,000	Compuware Corp.*	520,880
32,598	Realnetworks, Inc.	274,801
		795,681
Construction Special Trade Contractors - 0.85%
65,200	Matrix Service Co.*	554,852

Container & Package-Metal & Glass - 0.50%
10,601	Crown Holdings, Inc.*	324,497

Electric Services - 4.19%
291,077	GenOn Energy, Inc.*	809,194
33,966	PNM Resources, Inc.	558,061
37,700	UniSource Energy Corp.	1,360,593
		2,727,848
Electric Lighting & Wiring Equipment - 1.89%
196,768	LSI Industries, Inc.	1,225,865

Electronic Components & Accessories - 3.19%
159,141	CTS Corp.	1,293,816
273,280	Pulse Electronics Corp.	781,581
		2,075,397
Fabricated Plate Work (Boiler Shops) - 0.77%
21,389	Global Power Equipment Group, Inc.*	497,722

Financial Services - 1.55%
49,900	Broadridge Financial Solutions, Inc.	1,004,986

Fire, Marine & Casualty Insurance - 4.32%
34,560	Endurance Specialty Holdings Ltd. (Bermuda)	1,180,224
34,500	Montpelier Re Holdings Ltd. (Bermuda)	609,960
77,903	Selective Insurance Group, Inc.	1,016,634
		2,806,818
Food & Kindred Products - 3.42%
47,500	Sara Lee Corp.	776,625
245,149	Smart Balance, Inc.*	1,446,379
		2,223,004
Gold And Silver Ores - 0.98%
29,800	Coeur D'Alene Mines Corp.*	638,912

Home Health Care - 1.22%
1,202,772	Hooper Holmes, Inc.*	793,830

Leisure Time - 1.57%
197,212	Callaway Golf Corp.	1,019,586

Life Insurance - 4.43%
209,200	Genworth Financial, Inc. Class A*	1,200,808
488,606	Phoenix Companies, Inc.	596,099
131,831	Presidential Life Corp.	1,083,651
		2,880,558
Medical & Dental Instruments & Supply - 4.87%
171,902	Cryolife, Inc.*	771,840
48,751	Owens & Minor, Inc.	1,388,428
87,893	Vascular Solutions, Inc.*	1,006,375
		3,166,643
Miscellaneous Electrical Machinery, Equipment, & Supplies - 0.94%
152,895	Exide Technologies*	611,580

Operative Builders - 0.41%
15,900	MDC Holdings, Inc.	269,346

Paper Mills - 0.78%
33,825	AbitibiBowater, Inc.*	507,375

Pharmaceutical Preparations - 1.82%
20,500	Endo Pharmaceuticals Holdings, Inc.*	573,795
67,545	Prestige Brands Holdings, Inc.*	611,282
		1,185,077
Plastics Products, NEC - 1.34%
85,908	Myers Industries, Inc.	871,966

Prepackaged Software - 0.77%
86,476	Saba Software, Inc.*	498,102

Printed Circuit Boards - 2.87%
40,710	Benchmark Electronics, Inc.*	529,637
128,977	DDI Corp.	933,794
60,700	Sanmina-Sci Corp.*	405,476
		1,868,907
Production Technology Equipment - 0.93%
51,096	Electro Scientific Industries, Inc.*	607,531

Publishing-Newspapers - 1.67%
366,007	Journal Communications, Inc. Class A*	1,087,041

Radio & TV Broadcasting & Communications Equipment - 0.67%
56,807	Seachange International, Inc.*	437,414

Refuse Systems - 0.89%
109,627	Casella Waste Systems, Inc. Class A*	576,638

Retail-Grocery Stores - 1.32%
144,587	Winn Dixie Stores, Inc.*	855,955

Retail Stores, NEC - 1.91%
78,333	Christopher & Banks Corp.	276,516
24,500	IAC/Interactive Corp.*	968,975
		1,245,491
Savings Institution, Federally Chartered - 1.50%
126,638	Brookline Bancorp, Inc.	976,379

Security Brokers, Dealers, & Flotation Companies - 6.37%
337,030	Cowen Group, Inc. Class A*	913,351
321,503	GFI Group, Inc.	1,292,442
159,600	Knight Capital Group, Inc. Class A*	1,940,736
		4,146,529
Semiconductors & Related Devices - 0.71%
91,670	AXT, Inc.*	461,100

Services-Misc Health & Allied Services - 0.81%
29,600	Wright Medical Group, Inc.*	529,248

Services-Motion Picture & Video Tape Production - 0.34%
66,011	Gaiam, Inc. Class A*	223,777

Services-Motion Picture Theaters - 0.17%
9,499	Regal Entertainment Group Class A	111,518

Services-Personal Services - 0.07%
7,705	CPI Corp.	47,771

Surety Insurance - 2.88%
116,900	Assured Guaranty Ltd. (Bermuda)	1,284,731
66,066	Old Republic International, Corp.	589,309
		1,874,040
Telephone & Telegraph Apparatus - 2.12%
321,245	Tellabs, Inc.	1,378,141

Title Insurance - 1.20%
88,322	Stewart Information Services, Corp.*	780,767

Water, Sewer, Pipeline, & Power Line Construction - 0.49%
18,145	MYR Group, Inc.*	320,078

TOTAL FOR COMMON STOCKS (Cost $62,901,603) - 88.43%		57,538,565

CORPORATE BONDS - 2.95%
33,100	Delphi Financial Group 7.376% 05/01/2067	796,717
40,611	Phoenix Companies Quibs 7.45% 11/15/2032	775,670
16,358	Pulte Homes, Inc. 7.375% 06/01/2046	344,990
TOTAL FOR CORPORATE BONDS (Cost $1,685,587) - 2.95%		1,917,377

SHORT-TERM INVESTMENTS - 8.44%
5,489,551	Huntington U.S. Treasury Money Market IV 0.01% **	5,489,551
TOTAL SHORT-TERM INVESTMENTS (Cost $5,489,551) - 8.44%		5,489,551

TOTAL INVESTMENTS (Cost $70,076,741) - 99.82%		64,945,493

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.18%		118,306

NET ASSETS - 100.00%		$ 65,063,799

* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at September 30, 2011.
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of September 30, 2011, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 57,538,565	$ -	$ -	$57,538,565
Corporate Bonds	1,917,377	-	-	1,917,377
Short-Term Investments:
Huntington US Treasury Money Market Fund IV	5,489,551	-	-	5,489,551
	$ 64,945,493	$ -	$ -	$64,945,493

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Assets and Liabilities
September 30, 2011 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $70,076,741)	$ 64,945,493
Cash	145,273
Receivables:
Securities Sold	346,376
Dividends and Interest	56,588
Shareholder Subscriptions	90,526
Prepaid Expenses	36,477
Total Assets	65,620,733
Liabilities:
Securities Purchased	403,079
Shareholder Redemptions	70,430
Due to Advisor	68,116
Accrued Expenses	15,309
Total Liabilities	556,934

Net Assets	$ 65,063,799

Net Assets Consist of:
Paid In Capital	$ 68,909,593
Accumulated Undistributed Net Investment Income	110,739
Accumulated Undistributed Realized Gain on Investments	1,174,715
Unrealized Depreciation in Value of Investments	(5,131,248)
Net Assets, for 5,009,229 Shares Outstanding	$ 65,063,799

Net Asset Value Per Share	$ 12.99

Minimum Redemption Price Per Share ($12.99 * 0.99) (Note 4) *	$ 12.86

* The Fund will deduct a 1.00% redemption fee on shares purchased and redeemed within 30 days.
The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Operations
For the six months ended September 30, 2011 (Unaudited)

Investment Income:
Dividends	$ 541,454
Interest	66,264
Total Investment Income	607,718

Expenses:
Advisory Fees (Note 3)	417,880
Transfer Agent Fees	22,999
Legal Fees	4,057
Custodian Fees	9,527
Auditing Fees	10,530
Trustee Fees	3,049
Chief Compliance Officer Fees	3,049
Insurance Fees	3,469
Registration Fees	12,391
Printing & Mailing Fees	3,261
Miscellaneous Fees	6,238
Total Expenses	496,450

Net Investment Income	111,268

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(397,724)
Net Change in Unrealized Depreciation on Investments	(15,696,780)
Realized and Unrealized Loss on Investments	(16,094,504)

Net Decrease in Net Assets Resulting from Operations	$ (15,983,236)

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	9/30/2011	3/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 111,268	$ (103,139)
Net Realized Loss on Investments	(397,724)	2,217,202
Unrealized Depreciation Investments	(15,696,780)	7,635,872
Net Decrease in Net Assets Resulting from Operations	(15,983,236)	9,749,935

Distributions to Shareholders: (Note 6)
Net Investment Income	-	-
Realized Gains	-	-
Total Dividends and Distributions Paid to Shareholders	-	-

Capital Share Transactions (Note 4)	22,657,922	30,388,914

Total Increase in Net Assets	6,674,686	40,138,849

Net Assets:
Beginning of Period	58,389,113	18,250,264

End of Period (Including Undistributed Net Investment Income of
$110,739 and $0, respectively)	$ 65,063,799	$ 58,389,113

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		Years Ended
	9/30/2011		3/31/2011	3/31/2010	3/31/2009	3/31/2008	3/31/2007

Net Asset Value, at Beginning of Year	$ 16.38		$ 12.77	$ 6.33	$ 11.01	$ 13.75	$ 12.35

Income From Investment Operations:
Net Investment Income (Loss) *	0.03		(0.04)	(0.02)	0.02	(0.08)	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	(3.42)		3.65	6.47	(4.50)	(1.65)	1.47
Total from Investment Operations	(3.39)		3.61	6.45	(4.48)	(1.73)	1.45

Distributions:
Net Investment Income	-		-	(0.01)	-	-	-
Realized Gains	-		-	-	(0.20)	(1.01)	(0.05)
Total from Distributions	-		-	(0.01)	(0.20)	(1.01)	(0.05)

Proceeds from Redemption Fees †	-		-	-	-	-	-

Net Asset Value, at End of Year	$ 12.99		$ 16.38	$ 12.77	$ 6.33	$ 11.01	$ 13.75

Total Return **	(20.70)%		28.27%	101.91%	(40.86)%	(13.08)%	11.78%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 65,064		$ 58,389	$ 18,250	$ 5,773	$ 8,798	$ 9,706
Ratio of Expenses to Average Net Assets
Before Waivers	1.49%	***	1.64%	1.84%	2.17%	1.99%	2.04%
After Waivers	1.49%	***	1.49%	1.54%	1.70%	1.70%	1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Waivers	0.33%	***	(0.47)%	(0.49)%	(0.27)%	(0.90)%	(0.52)%
After Waivers	0.33%	***	(0.31)%	(0.19)%	0.21%	(0.62)%	(0.18)%
Portfolio Turnover	18.63%		22.95%	61.01%	72.01%	87.74%	76.83%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends. Not annualized for periods of less than one year.
*** Annualized
† Amount less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011 (UNAUDITED)

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”), is a diversified series of Adirondack Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Board of Trustees. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations: Equity securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by a pricing service at its last bid price.  When market quotations are not readily available from a pricing service, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, such securities are fair valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Board of Trustees annually reviews and approves the use of the pricing services.  The Board will initially approve and annually reapprove use of a pricing service if it is satisfied that use of the pricing service will result in the accurate valuation of Fund securities.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  The Fund did not invest in any financial futures contracts during the six months ended September 30, 2011.

Federal Income Taxes:  The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2008-2011, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events:  Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

expenses during the year. Actual results could differ from these estimates.

Note 3. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder, Louis Morizio and Matthew Reiner, each a Trustee and/or an officer of the Fund, are the shareholders of the Advisor. Stephen Gonick is also a shareholder of the Advisor.  Under the Agreement, the Advisor earns a monthly fee from the Fund at the annual rate of 1.25% of the Fund’s average daily net assets.  Effective August 1, 2009, the Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.49% until July 31, 2011. Effective August 1, 2011 the Advisor contractually agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48% until July 31, 2012. The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds.  Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  For the six months ended September 30, 2011, the Advisor earned advisory fees of $417,880.  The Fund owed the Advisor $68,116 as of September 30, 2011.

As of March 31, 2011, the following is subject to repayment by the Fund to the Advisor:

Fiscal Year Ended	Recoverable Through	Fund
March 31, 2009	March 31, 2012	$36,059
March 31, 2010	March 31, 2013	$33,033
March 31, 2011	March 31, 2014	$52,056

Note 4. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital was $68,909,593 as of September 30, 2011.  Transactions in capital for the six months ended September 30, 2011 and year ended March 31, 2011, were as follows:

	September 30, 2011		March 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	2,263,885	$34,999,110	2,728,692	$38,736,233
Shares reinvested	-	-	-	-
Shares redeemed	(818,351)	(12,341,188)	(593,762)	(8,347,319)
Net increase	1,445,534	$22,657,922	2,134,930	$30,388,914

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 1.00% of the net asset value of the Fund shares redeemed within 30 days after their purchase.  For the six months ended September 30, 2011, $529 redemption fees were collected by the Fund from shareholder transactions and included in paid-in-capital.  Proceeds from redemption fees were less that $0.005 per share.

Note 5. Investment Transactions

For the six months ended September 30, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $34,342,853 and $11,292,842, respectively.

Note 6. Tax Matters

As of September 30, 2011, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *                            $70,189,161

Gross tax appreciation of investments                                                                                $ 4,746,160

Gross tax depreciation of investments                                                                                $(9,989,827)

Net tax depreciation of investments

                                                                                   $(5,243,667)

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at March 31, 2011, the following represents the tax basis capital gains and losses and undistributed ordinary income:

Undistributed ordinary income

$              0

Capital loss carry-forward +

$              0

Accumulated realized gains

$1,691,985

* The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration dates.  The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

For the six months ended September 30, 2011, there were no distributions paid by the Fund.

The tax character of distributions paid during the years ended March 31, 2011 and 2010 were as follows:

                                     2011      2010

Ordinary Income

 $ --          $15,882

Long-term Gain

 $ --          $ --

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

Note 7. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of September 30, 2011, Charles Schwab & Co. for the benefit of its customers owned over 45.37% of the Fund.  The Schwab account is an omnibus account for the benefit of individual investors.  As of September 30, 2011, National Financial Service Corp., for the benefit of its customers, owned 33.86% of the Fund.

Note 8. New Accounting Pronouncement

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

The Adirondack Small Cap Fund
Expense Illustration
September 30, 2011 (Unaudited)

Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: (1) management fees, custody fees, transfer agent fees, and other Fund expenses and (2) potential redemption fees for redemption of shares within 30 days of purchase. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2011 through September 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the 1.00% redemption fee imposed on redemptions within 30 days of purchase.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If the transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	April 1, 2011	September 30, 2011	April 1,2011 to September 30,2011

Actual	$1,000.00	$793.04	$6.70
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.60	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

SEPTEMBER 30, 2011 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1964	Trustee since March 2005	1	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1968	Trustee since March 2005	1	Home Builder and Developer, Richard H. List, Inc. from 1995 to 2007; Home Builder and Developer, LDM Management Group Inc. since January 2007.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	Trustee since March 2005	1	Principal and General Manager of Operations, Ideal Wood Products since 2006.

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2011 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 686-2729 to request a copy of the SAI or to make shareholder inquiries.

Renewal of Management Agreement

At the Annual Board Meeting of Adirondack Funds (held May 26,2011), the Board of Trustees considered renewal of the advisory contract with Adirondack Research & Management, Inc. (Advisor).  This evaluation was based on four criteria: (1) the nature, extent and quality of services, (2) management fee/expense ratio (3) cost of services and profitability of the Advisor, and (4) impact of economies of scale.

1.

The Trustees reviewed the nature, extent and quality of services provided by the Advisor to the fund.  Long term investment performance continues to be a key metric in this evaluation. When evaluating performance, the Trustees assessed the Fund’s performance relative to both its benchmark index (Russell 2000 Value Index) and its peer group. It was agreed that the Fund’s long term performance track record continues to be solid.

2.

The Trustees also compared the current management fee percentage and overall expense ratio to funds of similar size, style and structure. It was noted that the Advisor continues to provide a number of administrative services that larger funds typically pass on as shareholder expenses. It was also noted that the Advisor continues to waive fees under an expense ratio cap (1.48%) agreement that remains in place until July 31, 2011. The representatives of the Advisor expressed their intention to once again extend this cap until July 31, 2012.

3.

The Trustees reviewed the profitability and financial condition of the Advisor. Due to the Fund’s current size, it was agreed that the current contract is fair and reasonable.  The Trustees acknowledged the Advisor’s progress in attracting a larger and more diversified investor base to the Fund.

4.

Finally, the Trustees reviewed the economies of scale and other benefits the Fund receives. It was noted that the Fund does not assess a 12(b)(1) fee and that the Advisor funds all asset growth initiatives. The Board discussed breakpoints and determined, based on current assets, the Advisor would presently need to waive fees in order to achieve this goal. It was the consensus of the Board that it will continue to monitor the situation and revisit the idea of breakpoints in the future.

Upon a motion duly made and seconded, considering the criteria set forth above, the renewal of the Management Agreement with Adirondack Research and Management, Inc. was approved for one year by the unanimous vote of the Board of Trustees.

Board of Trustees

Wade Coton

Kevin Gallagher

Louis Morizio

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43216

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH  45202

This report is provided for the general information of the shareholders of the Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date December 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date December 7, 2011

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date December 7, 2011

* Print the name and title of each signing officer under his or her signature.